Exhibit 99.3

TO:   All Employees

RE:   Proposed Merger with Citizens Banking Corporation

DATE: June 27, 2006
--------------------------------------------------------------------------------


As we discussed on our Telerap call this morning, we are pleased to announce that Republic Bancorp has signed a definitive agreement to merge into Citizens Banking Corporation, to form the new Citizens Republic Bancorp. Pending shareholder and regulatory approval, the merger is expected to be completed sometime late in the 4th quarter of 2006.

This Question & Answer document is designed to help you understand the reasons for the merger and the advantages this partnership will offer. As we proceed forward, you will receive periodic updates through a new merger newsletter and other global emails to keep you informed.

In the meantime, should you have any other questions or suggestions, please feel free to contact your Manager or Human Resources team, or send your questions to employeequestions@republicbk.com and we'll try and address them the best we can.

Q.    Who is Citizens and where are their offices located?

A. Citizens Banking Corporation is currently the 2nd largest bank holding company in Michigan and employs over 2,100 people. Citizens is a diversified financial services company providing a wide range of commercial, consumer, mortgage, trust, and financial planning services to a broad client base. Citizens Banking Corporation serves markets through Citizens Bank offices in Michigan and Wisconsin, and through F&M Bank offices in Iowa. Citizens Banking Corporation has roots going back to 1871 in Flint, Michigan. Citizens is the 64th largest bank holding company in the United States, with assets of $7.7 billion as of March 31, 2006. Citizens Banking Corporation common stock trades on NASDAQ under the symbol CBCF. More information about Citizens Banking Corporation is available at http://www.citizensonline.com.

Q.    What are the reasons for the merger?

A. As you know, increasing our presence in terms of both size and capability in our markets is an important part of our strategic growth plans. One of the ways we can do that in a significant manner is through strategic alliances with other successful financial partners. The merger with Citizens presents a significant growth opportunity for our Company and will position us to compete even better on a national basis.

      The highlights of the combined entity include:
      ----------------------------------------------

o The 2nd largest bank holding company headquartered in Michigan with $13.9 billion in assets;
o     The 45th largest bank holding company in the country;
o     275 branch locations in 5 states;
o     The #1 SBA bank lender in Michigan;
o     Over 3,000 employees;
o National Employer of Choice recognition through FORTUNE and Working Mother Magazine's 100 Best Companies to Work For in America lists.

      As part of the merger agreement, our shareholders will receive a premium for their shares of RBNC which will be paid in a combination of converted Citizens stock and cash. Each share of Republic will receive .4378 shares of Citizens plus $2.08 in cash. The merger will pay approximately $1.0 billion in stock and cash to our shareholders.

      Your Board of Directors unanimously approved the merger, which will also result in a substantial 36% increase in the quarterly cash dividend at closing.

      The wide network of bank branches and ATM locations will provide greater customer access and market share penetration for our business lines. Citizens Bank brings 188 ATMs and 183 additional branch locations, including 120 in Michigan, for our customers' improved convenience.

      We are always looking at new and expanded product lines that allow us to offer our customers greater service, increase our services per household and grow revenues for the Company. The merger with Citizens will provide many of those opportunities. Citizens has Wealth Management (insurance, trust and investments), a C&I/Business Lending function, and Treasury/Cash Management products and services which we are very excited to be able to offer to our customers.

      Equally important, Citizens brings over 2,100 financial service professionals to the Citizens Republic team. These individuals have worked closely with their individual and business clients to grow, and we are excited to have them bring their expertise and experience to us. Together we'll have more than 3,000 top-notch employees providing service that will exceed our customers' expectations.

Q.    How will the new company operate?

A. Republic will join Citizens to form a new bank holding company called Citizens Republic Bancorp (CRB) with its own board of directors and senior management team. CRB will operate as one combined team, with a common management team and vision.

Q.    How will organizational efficiencies and future improvements be handled?

A. A transition committee comprised of both Republic and Citizens team members will be formed to evaluate products, processes and strengths that can be shared or improved upon between teams. We call this "sharing best practices." Tom Menacher will lead the integration efforts of the new organization.

Q.    How will our customers be impacted by these changes?

A. The merger will provide many positive benefits to our customers. They will continue to receive top-notch personalized, customer service from outstanding team members. Our customers will have 183 more branch locations and 188 additional ATMs to access for their convenience. We'll be able to handle more of their personal and business financial services needs through a broader and more comprehensive product menu. We are committed to keeping customers as our primary focus and will work hard to minimize changes to customers on items related to account numbers, check reordering, etc. For now, it is business as usual and we'll keep you updated so you are well prepared to assist them and answer their questions.

Q.    Who will serve on the Board of Directors for Citizens Republic Bancorp?

A. After the merger, the Citizens Republic Bancorp Board of Directors will be comprised of 7 current Republic directors, including Jerry Campbell and Dana Cluckey, as well as 9 current Citizens directors.

Q.    Who will manage the new bank?

A. The management team for CRB will truly be a team effort and a leadership of best practices. Jerry D. Campbell, Chairman of Republic will be Chairman of CRB for one year, and then continue to serve as a member of the Board of Directors. Bill Hartman, President and CEO of Citizens, will be the CEO of CRB and then also take over Chairman of the Board duties after the first year. Dana M. Cluckey, President and CEO of Republic will be President and COO of CRB and after 4 years will become CEO. Barry J. Eckhold, President and CEO of Republic Bank will transition away from day-to-day operational responsibilities upon completion of the merger, but will continue to be a shareholder and outstanding supporter of our Company. As you all know, Barry was the first employee of Republic Bank, and in fact, the first and only President and CEO of Republic Bank, and his vision and leadership brought us all to this new and exciting opportunity.

Q.    Will this change provide greater career opportunities for employees?

A. As the new bank - Citizens Republic Bancorp - comes together, we anticipate that there will be new and exciting opportunities for top performing employees as part of a much larger financial services organization. As we continue to grow through internal expansion as well as branch, product and expanded market opportunities, our team members will have increased opportunities to expand and enrich skills. Certainly there will be some overlap in departments and functions common to both companies, as well as in branch locations that are near to each other. Our plan is to form a number of transition teams comprised of key employees from both banks to work together to identify best practices and plan for the future in each area. As product, staff or branch changes are recommended, any displaced team member will have opportunities to apply for open positions with CRB, or to receive severance pay, continued medical and dental benefits and outplacement assistance (as outlined in our workforce reduction policy) to assist their transition. These teams will begin working shortly and throughout the coming months, we'll communicate changes and opportunities to employees as they arise.

Q. What is the impact on our 2006 benefits, base salaries, incentive and bonus compensation plans?

A. While we expect to close the transaction sometime late in the 4th quarter of this year, we all need to focus on running the business and continue to work together toward achieving our 2006 budgeted financial, objective and strategic plan goals. Therefore, your 2006 compensation, incentive, benefits, and other such programs will remain in effect through the year. We'll address 2007 compensation programs in conjunction with the new bank's 2007 goals and financial targets like we do each year.

      You can expect that employees of the new bank will have the opportunity to participate in comprehensive health, dental, 401(k) plan and other benefit programs similar to, or perhaps even enhanced over, what we currently offer. You will receive information on 2007 benefit offerings during an open enrollment period late in the fall like we do each year so you can make informed choices at that time for you and your family.

Q.    What is the timetable for the merger?

A. The merger is subject to shareholder and regulatory approvals. We expect to be completed sometime late in the 4th quarter of 2006.

Q.    What should I say to customers if they ask about the merger?

A. Feel free to share highlights from the attached Citizens Republic Bancorp Fact Sheet. You should also refer them to the press release that was issued this morning announcing the proposed merger. The press release is posted on our website under the Investor Relations section. Our customers will also receive a letter notifying them of the transaction and the many positive benefits. A copy of the customer letter will be posted on our intranet for your information.

      If you are contacted by a reporter or receive other customer, shareholder or media inquiries, you should refer them to Kristine Brenner, Director of Investor Relations, as outlined in our corporate communications policy.

These changes are exciting for our shareholders, customers and employees. We will keep you informed along the way through global emails, meetings, Teleraps and a new bank merger newsletter and will continue our efforts to grow your company as a "Great Place to Work(R) and Bank!"

Sincerely,


Dana M. Cluckey               Barry J. Eckhold
President and                 Vice Chairman, President and
Chief Executive Officer       Chief Executive Officer
Republic Bancorp Inc.         Republic Bank


We hope that you have found this information helpful. However, this document is only a summary. If there is any conflict between this information and the official plan documents relating to any benefit plan referred to herein, the terms of the plan documents will govern. Also, as always, Republic reserves the right to interpret, modify or terminate its plans and policies at any time.

CITIZENS REPUBLIC BANCORP (CRB) FACT SHEET
------------------------------------------

o Exciting partnership to form a new bank - Citizens Republic Bancorp - so that we may offer expanded convenience and products to our customers throughout the Midwest

o Continued relationships with our top-notch team members and no changes to existing lending, internet banking, deposit or other accounts, payments, etc. are needed or required at this time

o     2nd Largest bank holding company headquartered in Michigan

o     45th Largest bank holding company headquartered in the country

o     $13.9 billion in assets

o     275 Locations in 5 states:
      o     Michigan - 193 (73 former Republic Bank; 120 former Citizens Bank)
      o     Ohio - 16 (former Republic Bank)
      o     Indiana - 3 (former Republic Bank)
      o     Iowa - 11 (former Citizens Bank)
      o     Wisconsin - 52 (former Citizens Bank)

o     279 ATMs throughout the branch network

o Full range of products and services - retail banking, commercial real estate, SBA lending, C&I business lending, treasury/cash management, consumer and mortgage lending, trust, investment, insurance and financial planning services

o     The #1 SBA bank lender in Michigan

o     Experienced leadership from both Republic and Citizens to lead CRB:
      o     CRB Chairman of the Board: Jerry Campbell
      o     CRB Chief Executive Officer: Bill Hartman
      o     CRB President and Chief Operating Officer: Dana Cluckey

o 3,000+ employees and National Employer of Choice recognition through FORTUNE and Working Mother Magazine's 100 Best Companies to Work For in America lists

o Merger expected to be completed late in the 4th quarter of 2006, subject to shareholder and regulatory approvals

o     Investor Relations/Stock Questions: Kristine Brenner @ 989-725-7337
o     Customer Questions: Information Center @ 800-968-4425
o     Employee Questions: employeequestions@republicbk.com

Safe Harbor Statement
---------------------
Discussions in this document that are not statements of historical fact (including statements that include terms such as "will," "may," "should," "believe," "expect," "anticipate," "estimate," "intend," and "plan") are forward-looking statements that involve risks and uncertainties. Any forward-looking statement is not a guarantee of future performance and actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Republic and Citizens, including future financial and operating results, the new company's plans, objectives, expectations and intentions and other statements that are not historical facts.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Republic or Citizens shareholders to approve the transaction; the risk that the businesses will not be integrated successfully; deposit attrition and disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; competition and its effect on pricing, spending, third-party relationships and revenues; movements in market interest rates and secondary market volatility; divestitures assumed and/or required; potential conditions that may affect the tax-free status of the Republic stock exchange for Citizens' common shares; and unfavorable changes in economic and business conditions or the regulatory environment. Additional factors that may affect future results are contained in Republic's and Citizens' filings with the SEC, which are available at the SEC's web site http://www.sec.gov. Republic and Citizens disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Additional Information
----------------------
The proposed transaction will be submitted to Republic Bancorp Inc.'s and Citizens Banking Corporation's shareholders for their consideration. Republic Bancorp Inc. will file a registration statement on a Form S-4, which will include a joint proxy statement/prospectus to be sent to each company's shareholders, and each of Republic and Citizens may file other relevant documents concerning the proposed transaction with the SEC. Shareholders are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed transaction when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information. A free copy of the joint proxy statement/prospectus, as well as other filings containing information about Republic and Citizens, will be available at the SEC's website (http://www.sec.gov). These documents will also be available, free of charge, by accessing Republic's website (http://www.republicbancorp.com) and Citizens' website (http://www.citizensonline.com) under the "Investor Relations" tab and then under the heading "SEC Filings".

Under SEC rules, Republic Bancorp Inc. and Citizens Banking Corporation and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of Republic and/or Citizens in connection with the proposed transaction. Information about the directors and executive officers for Republic is set forth in the Schedule 14A proxy statement for Republic's 2006 annual meeting of shareholders, as filed with the SEC on March 14, 2006. Information about the directors and executive officers for Citizens is set forth in the Schedule 14A proxy statement for Citizens' 2006 annual meeting of shareholders, as filed with the SEC on March 22, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Free copies of these documents may be obtained as described above.

                              REPUBLIC BANCORP INC.
                        SENIOR MANAGEMENT CONFERENCE CALL

                             Tuesday, June 27, 2006
                                8:00 a.m. E.S.T.

I would like to welcome all of you to our special senior management conference call. We have our CEC and TNL team members on the line representing all of our business lines and primary support functions.

I am very excited to talk to you first about an important announcement we made this morning. As you all know, increasing our presence in terms of both size and capability in our markets is an important part of our strategic growth plans. One of the ways we can do that in a significant fashion is through strategic alliances with other successful financial partners.

We have a terrific opportunity for growth in front of us, and it will be a new and exciting adventure for our team, our shareholders and our customers. This morning we have announced that our board of directors has approved the signing of a definitive agreement for our Company to merge into Citizens Banking Corporation - based in Flint, Michigan, to create the new Citizens Republic Bancorp. Pending shareholder and regulatory approval, the merger is expected to be completed sometime late in the 4th quarter of 2006.

In a little bit here, we'll be having a special Telerap to announce our new partnership to our employees, and we'll also be sending out a copy of our press release and a Question & Answer memo via global email to all employees but I want to hit some of the highlights with you first.

As senior leaders of our Company, your support and positive leadership by example will be needed more than ever during the coming days, weeks and months as we all enter exciting, but unchartered territory.

So let me tell you a bit more about our new Company -

Our partner, Citizens Banking Corporation is the parent company for Citizens Bank, headquartered in Flint, Michigan. It's the second largest bank in Michigan, with approximately $7.7 billion in assets. Citizens Bank has 183 branch and financial center locations, and 188 ATM locations throughout Michigan, Wisconsin and Iowa. They provide a full range of commercial, consumer, mortgage, trust and financial planning services to a broad client base. Citizens has over 2,100 employees.

I'm sure many of you are thinking - why are we merging? Well, as I said earlier, the merger with Citizens presents a significant growth opportunity for our Company. In order to compete with the other banks and financial services companies, we're always driving toward a greater presence in terms of both size and capability. This strategic alliance will position our Company even better to compete on a national basis.

      The highlights of the combined entity include:
      ----------------------------------------------

o The 2nd largest bank holding company in Michigan with $13.9 billion in assets;
o     The 45th largest bank holding company in the country;
o     275 retail branch locations in 5 states;
o     The #1 SBA bank lender in Michigan;
o     Over 3,000 employees;
o National Employer of Choice recognition through FORTUNE and Working Mother Magazine's 100 Best Companies to Work For in America lists.

As part of the merger agreement, our shareholders will receive a premium for their shares of RBNC which will be paid in a combination of converted Citizens stock and cash. Each share of Republic will receive .4378 shares of Citizens plus $2.08 in cash. The merger will pay approximately $1.0 billion in stock and cash to our shareholders.

Your Board of Directors unanimously approved the merger, which will also result in a substantial 36% increase in the quarterly cash dividend at closing.

The wide network of bank branches and ATM locations will provide greater customer access and market share penetration for our business lines. As I mentioned, Citizens brings 188 ATMs and 183 additional branch locations, including 120 in Michigan, for our customers' improved convenience.

We are always looking at new and expanded product lines that allow us to offer our customers greater service, increase our services per household and grow revenues for the Company. The merger with Citizens will provide many of those opportunities. For example, Citizens has Wealth Management (insurance, trust and investments), a C&I/Business Lending function, and Treasury/Cash Management products and services which we are very excited to be able to offer to our customers.

Equally important, Citizens brings over 2,100 financial service professionals to the new Citizens Republic team. These individuals have worked closely with their individual and business clients to grow, and we are excited to have them bring their expertise and experience to us. Together we'll have over 3,000 top-notch employees providing service that exceeds our customers' expectations.

To operate our new Company, Republic will join Citizens to form a new bank holding company called Citizens Republic Bancorp (CRB) with its own board of directors and senior management team. CRB will operate as one combined team, with a common management team and vision.

As we move forward, numerous transition committees comprised of both Republic and Citizens team members will be formed to evaluate products, processes and strengths that can be shared or improved upon between teams. Successful acquisition integration is a strength for both companies so we expect the merger integration will go well.

When the merger is complete, we'll have a new Citizens Republic Board of Directors which will be comprised of 7 current Republic directors, including Jerry Campbell and myself, as well as 9 current Citizens' directors.

The Senior Management team for Citizens Republic (CRB) will truly be a team effort and a leadership of best practices.

Our Chairman of the Board, Jerry Campbell, will serve as Chairman of CRB for one year, and then serve as a member of the Board of Directors; Bill Hartman, President and C.E.O. of Citizens Bank will be the C.E.O. of CRB and then also take over Chairman of the Board duties after our first year. I will serve as President and C.O.O. of CRB, and after 4 years will become the C.E.O.

As our new bank comes together, there will be many new and exciting opportunities for our top performing employees as part of a much larger financial services company. Again, we will be the 45th largest bank in the country.

While we expect to close the transaction sometime late in the 4th quarter of this year, we all need to focus on running the business and continue to work together toward achieving of our 2006 budgeted financial, objective and strategic plan goals. Therefore, we'll keep our 2006 compensation, incentive, benefits, and other such programs in place through the end of the year. Next year's compensation programs will be in line with the new bank's 2007 goals and financial targets.

During the transition period between now and the actual closing of the deal, the normal black out periods will apply regarding the trading of Republic stock.

As you can see, this will be a very busy and exciting time for our shareholders, employees and customers so here's a few more details on what else will be happening this week -

At 8:30 a.m. we'll have a company wide Telerap in which I'll announce our merger to our employees. They will all receive a global email after the call with a memo that includes a detailed Q & A including and expanding upon the information I shared with you just now.

Later this morning, Jerry, Tom and I will be headed to Flint to join Citizens' CEO, Bill Hartman, and together we'll be conducting an analyst conference call and contacting several media contacts, key customers, investors, etc. and continuing to do so through the week. This is a terrific story for both banks and for the customers and shareholders in Michigan, Indiana, Ohio, Wisconsin and Iowa and we are excited to spread the word.

I encourage you to proactively contact your key customers - internal and external - and do the same. Deb will also include a fact sheet with the Q&A memo that will be emailed to each of you as soon as we're done here.

As a reminder, if you or any of your employees are contacted by the media, analysts, or shareholders with specific questions, you should direct them to Kristine Brenner in Owosso.

Barry and I will also be sending a letter to all Bank customers to ensure they have heard about our great news and explain the positive benefits the new bank will provide for them. We'll include a copy of that letter in the email Deb sends to you as well.

In addition to Telerap we'll have here shortly, we'll be sending out regular communications via global email and the intranet to keep everyone informed through the process. We'll also spend time at our next senior officers meeting talking about this new company, and hope to have Bill Hartman from Citizens join us as well. We also have a lot of other ideas in process such as a merger newsletter that will go out to employees on a regular basis to keep them informed, and some joint key employee team meetings with employees from both banks to get to know each other and get our transition process rolling. More information will follow as we get started on our new path.

I personally want to thank you and say congratulations to all of you. We've grown Republic into a strong, top performing organization and our new partnership with Citizens will position our new bank - Citizens Republic - to serve many more customers throughout the Midwest. We can be proud of the organization we have built and the one that will continue to grow into the future. We couldn't have done it without each of you and your dedication and hard work.

Lastly, as I said before, we need all of you to lead by example through the transition period. Open communication and a positive, team-orientation have never been more important to our success.

Thank you for your time. We'll talk to you all on Telerap in a few minutes.

If you have additional questions after our Telerap call, I encourage you to call your manager, Barry, Tom, or Deb. Thanks again.

Safe Harbor Statement
---------------------
Discussions in this document that are not statements of historical fact (including statements that include terms such as "will," "may," "should," "believe," "expect," "anticipate," "estimate," "intend," and "plan") are forward-looking statements that involve risks and uncertainties. Any forward-looking statement is not a guarantee of future performance and actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Republic and Citizens, including future financial and operating results, the new company's plans, objectives, expectations and intentions and other statements that are not historical facts.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Republic or Citizens shareholders to approve the transaction; the risk that the businesses will not be integrated successfully; deposit attrition and disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; competition and its effect on pricing, spending, third-party relationships and revenues; movements in market interest rates and secondary market volatility; divestitures assumed and/or required; potential conditions that may affect the tax-free status of the Republic stock exchange for Citizens' common shares; and unfavorable changes in economic and business conditions or the regulatory environment. Additional factors that may affect future results are contained in Republic's and Citizens' filings with the SEC, which are available at the SEC's web site http://www.sec.gov. Republic and Citizens disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Additional Information
----------------------
The proposed transaction will be submitted to Republic Bancorp Inc.'s and Citizens Banking Corporation's shareholders for their consideration. Republic Bancorp Inc. will file a registration statement on a Form S-4, which will include a joint proxy statement/prospectus to be sent to each company's shareholders, and each of Republic and Citizens may file other relevant documents concerning the proposed transaction with the SEC. Shareholders are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed transaction when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information. A free copy of the joint proxy statement/prospectus, as well as other filings containing information about Republic and Citizens, will be available at the SEC's website (http://www.sec.gov). These documents will also be available, free of charge, by accessing Republic's website (http://www.republicbancorp.com) and Citizens' website (http://www.citizensonline.com) under the "Investor Relations" tab and then under the heading "SEC Filings".

Under SEC rules, Republic Bancorp Inc. and Citizens Banking Corporation and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of Republic and/or Citizens in connection with the proposed transaction. Information about the directors and executive officers for Republic is set forth in the Schedule 14A proxy statement for Republic's 2006 annual meeting of shareholders, as filed with the SEC on March 14, 2006. Information about the directors and executive officers for Citizens is set forth in the Schedule 14A proxy statement for Citizens' 2006 annual meeting of shareholders, as filed with the SEC on March 22, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Free copies of these documents may be obtained as described above.

                              REPUBLIC BANCORP INC.

                            "TELERAP" CONFERENCE CALL

                             Tuesday, June 27, 2006

                                8:30 a.m. E.S.T.

I would like to welcome all of you to a special TeleRap. This morning we have a very important announcement to make, and I'm excited to share it with you now.

Our board of directors has approved the signing of a definitive agreement to merge our bank holding company into Citizens Banking Corporation - a $7.7 billion bank holding company based in Flint, Michigan - to create the new Citizens Republic Bancorp.

Pending shareholder and regulatory approval, the transaction is expected to be completed sometime late in the 4th quarter of this year.

An announcement memo that includes detailed Question & Answer information and a fact sheet will be global emailed to all of you right after this call. But I wanted to take the time to fill you in first on some of the important highlights of the proposed merger and the formation of our new bank holding company.

First off, you're probably wondering why our board would think it is a good idea for us to merge with another organization, and that's a very good question.

There are many very positive and exciting reasons for both Republic and Citizens. Republic has the ability to offer our distinctive personal service, mortgage lending and commercial real estate expertise to Citizens customers. Citizens has successful business lines that we will be able to offer to our customers. For example, Citizens has wealth management products like insurance, trust and investments, a C&I Business lending function, and Treasury/Cash Management products and services which we are very excited to be able to offer to our customers. We're always driving toward a greater presence in terms of both size and capability and this strategic alliance will position us even better to compete on a national basis.

The wide network of bank branches and ATM locations will provide greater customer access and market share penetration for our business lines. Citizens Bank brings 188 ATMs and 183 additional branch locations, including 120 in Michigan, for our customers' improved convenience.

      The highlights of the combined entity include:
      ----------------------------------------------
o The 2nd largest bank holding company in Michigan with $13.9 billion in assets;
o The 45th largest bank holding company in the country;
o 275 retail branch locations in 5 states;
o The #1 SBA bank lender in Michigan;
o Over 3,000 employees;
o National Employer of Choice recognition through FORTUNE and Working
  Mother Magazine's 100 Best Companies to Work For in America lists.

As we move forward between now and when the merger deal closes late in the 4th quarter, many employees of both organizations will serve on transition committees which will evaluate products, processes and strengths that can be shared or improved upon between teams. We call this "sharing best practices." Successful acquisition integration is a strength of both Republic and Citizens so we expect the merger integration will go well.

When the merger is complete, we'll have a new Citizens Republic Board of Directors which will be comprised of 7 current Republic directors, including Jerry Campbell and myself, as well as 9 current Citizens' directors.

The management team for Citizens Republic Bancorp (CRB) will truly be a team effort and a leadership of best practices. Our Chairman, Jerry Campbell, will be Chairman of CRB for one year and then serve as a member of the Board of Directors; Bill Hartman, President and C.E.O. of Citizens will be the C.E.O. of CRB and then also take over Chairman of the Board duties after our first year. I will serve the new bank as President and C.O.O. of CRB, and after 4 years will become the C.E.O.

As the new bank comes together, there will be many new and exciting opportunities for our top performing employees as part of a much larger financial services company.

As the transition teams identify best practices and a plan for the future in each area, we'll communicate changes and opportunities to employees as they arise.

While we expect to close the transaction sometime late during the 4th quarter of this year, we all need to continue to focus on running the business and continue to work together toward achieving our 2006 budgeted financial, objective and strategic plan goals. Therefore, we'll keep our 2006 compensation, incentive, benefits, and other such programs in place through the end of the year. Next year's compensation programs will be in line with the new bank's 2007 goals and financial targets.

As you can see, this will be a very busy and exciting time for our shareholders, employees and customers.

Later this morning, Jerry, Tom and I will be headed to Flint to join Citizens' CEO, Bill Hartman, and CFO, Charlie Christy, to conduct an analyst conference call. We'll also be contacting the media, key customers and investors throughout the week. This is a terrific story for both banks and for the customers and shareholders in Michigan, Indiana, Ohio, Wisconsin and Iowa and we are excited to spread the word. We'll also be sending a letter to all of our bank customers to ensure that they have heard about our great news and explain the positive benefits the new bank will provide for them.

Many more details will follow in the memo that is on its way to all of you. And in the coming weeks, a new merger newsletter will be sent to all of you on a regular basis to keep you informed.

I personally want to thank you and say congratulations to all of you. We've grown Republic into a strong, top performing organization and our new partnership with Citizens will position our new bank - Citizens Republic - to serve many more customers throughout the Midwest. We can be proud of the organization we have built and the one that will continue to grow into the future. We couldn't have done it without each of you and your dedication and hard work.

Thanks again for your time and we'll talk to you soon.

Safe Harbor Statement
---------------------
Discussions in this document that are not statements of historical fact (including statements that include terms such as "will," "may," "should," "believe," "expect," "anticipate," "estimate," "intend," and "plan") are forward-looking statements that involve risks and uncertainties. Any forward-looking statement is not a guarantee of future performance and actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Republic and Citizens, including future financial and operating results, the new company's plans, objectives, expectations and intentions and other statements that are not historical facts.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Republic or Citizens shareholders to approve the transaction; the risk that the businesses will not be integrated successfully; deposit attrition and disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; competition and its effect on pricing, spending, third-party relationships and revenues; movements in market interest rates and secondary market volatility; divestitures assumed and/or required; potential conditions that may affect the tax-free status of the Republic stock exchange for Citizens' common shares; and unfavorable changes in economic and business conditions or the regulatory environment. Additional factors that may affect future results are contained in Republic's and Citizens' filings with the SEC, which are available at the SEC's web site http://www.sec.gov. Republic and Citizens disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Additional Information
----------------------
The proposed transaction will be submitted to Republic Bancorp Inc.'s and Citizens Banking Corporation's shareholders for their consideration. Republic Bancorp Inc. will file a registration statement on a Form S-4, which will include a joint proxy statement/prospectus to be sent to each company's shareholders, and each of Republic and Citizens may file other relevant documents concerning the proposed transaction with the SEC. Shareholders are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed transaction when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information. A free copy of the joint proxy statement/prospectus, as well as other filings containing information about Republic and Citizens, will be available at the SEC's website (http://www.sec.gov). These documents will also be available, free of charge, by accessing Republic's website (http://www.republicbancorp.com) and Citizens' website (http://www.citizensonline.com) under the "Investor Relations" tab and then under the heading "SEC Filings".

Under SEC rules, Republic Bancorp Inc. and Citizens Banking Corporation and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of Republic and/or Citizens in connection with the proposed transaction. Information about the directors and executive officers for Republic is set forth in the Schedule 14A proxy statement for Republic's 2006 annual meeting of shareholders, as filed with the SEC on March 14, 2006. Information about the directors and executive officers for Citizens is set forth in the Schedule 14A proxy statement for Citizens' 2006 annual meeting of shareholders, as filed with the SEC on March 22, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Free copies of these documents may be obtained as described above.

June 27, 2006

RE: Republic Bancorp Inc. and Citizens Banking Corporation to merge to form new Citizens Republic Bancorp

Dear _________________:

You may have already heard or read about the announcement today that our Company, Republic Bancorp Inc., has signed an agreement to merge into Citizens Banking Corporation, based in Flint, Michigan, to create the new Citizens Republic Bancorp.

We are excited that our increased scale promises even more convenient banking opportunities and product lines to offer our personal and business customers. Once the new bank holding company is fully integrated, you'll have complete access to all Citizens Republic locations.

Some highlights of the new Citizens Republic include:

o The 2nd largest bank headquartered in Michigan, with $13.9 billion in assets;

o     The 45th largest bank holding company in the country;

o 275 offices and 279 ATMs in the states of Michigan, Indiana, Ohio, Wisconsin and Iowa;

o     3,000+ outstanding employees to serve you;

o     The #1 SBA bank lender based in Michigan; and,

o National Recognition as an Employer of Choice through our #17 ranking on FORTUNE magazine's "100 Best Companies to Work For" list, and through our inclusion on Working Mother magazine's "100 Best Companies For Working Mothers" list.

Both Republic and Citizens have incredibly strong commitments to our shareholders, employees and customers. Each organization also brings special product and service strengths to our new partnership. For example, Republic's expertise in commercial real estate and retail mortgage lending complement Citizens' depth in business lending, asset-based finance and leasing, treasury/cash management, and wealth management services such as insurance, trust and investment products.

As we move forward, we are determined to blend the best qualities of each company to create the best possible customer experience for you - one that will "exceed your expectations." In the meantime, your banking experience will be business as usual. You do not need to make any changes to your loan payments, on-line banking arrangements or other relationships and accounts you have with Republic. Feel free to contact your Personal Banker or Loan Officer if you have any specific questions.

We value your relationship with Republic. On behalf of our directors, officers and employees at Republic Bancorp Inc. and Republic Bank, we want to thank you for your continued trust and confidence.

Sincerely,

Dana M. Cluckey                     Barry J. Eckhold
President and                       Vice Chairman, President and
Chief Executive Officer             Chief Executive Officer
Republic Bancorp Inc.               Republic Bank

Safe Harbor Statement
---------------------
Discussions in this document that are not statements of historical fact (including statements that include terms such as "will," "may," "should," "believe," "expect," "anticipate," "estimate," "intend," and "plan") are forward-looking statements that involve risks and uncertainties. Any forward-looking statement is not a guarantee of future performance and actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Republic and Citizens, including future financial and operating results, the new company's plans, objectives, expectations and intentions and other statements that are not historical facts.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Republic or Citizens shareholders to approve the transaction; the risk that the businesses will not be integrated successfully; deposit attrition and disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; competition and its effect on pricing, spending, third-party relationships and revenues; movements in market interest rates and secondary market volatility; divestitures assumed and/or required; potential conditions that may affect the tax-free status of the Republic stock exchange for Citizens' common shares; and unfavorable changes in economic and business conditions or the regulatory environment. Additional factors that may affect future results are contained in Republic's and Citizens' filings with the SEC, which are available at the SEC's web site http://www.sec.gov. Republic and Citizens disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Additional Information
----------------------
The proposed transaction will be submitted to Republic Bancorp Inc.'s and Citizens Banking Corporation's shareholders for their consideration. Republic Bancorp Inc. will file a registration statement on a Form S-4, which will include a joint proxy statement/prospectus to be sent to each company's shareholders, and each of Republic and Citizens may file other relevant documents concerning the proposed transaction with the SEC. Shareholders are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed transaction when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information. A free copy of the joint proxy statement/prospectus, as well as other filings containing information about Republic and Citizens, will be available at the SEC's website (http://www.sec.gov). These documents will also be available, free of charge, by accessing Republic's website (http://www.republicbancorp.com) and Citizens' website (http://www.citizensonline.com) under the "Investor Relations" tab and then under the heading "SEC Filings".

Under SEC rules, Republic Bancorp Inc. and Citizens Banking Corporation and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of Republic and/or Citizens in connection with the proposed transaction. Information about the directors and executive officers for Republic is set forth in the Schedule 14A proxy statement for Republic's 2006 annual meeting of shareholders, as filed with the SEC on March 14, 2006. Information about the directors and executive officers for Citizens is set forth in the Schedule 14A proxy statement for Citizens' 2006 annual meeting of shareholders, as filed with the SEC on March 22, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Free copies of these documents may be obtained as described above.